UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

Cardica, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51772 (Commission File Number)	94-3287832 (IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA (Address of Principal Executive Offices)	94063 (Zip Code)

Registrant’s telephone number, including area code: (650) 364-9975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Cardica, Inc. (the “Company”) is developing the Microcutter XPRESS 30, a multi-fire endolinear microcutter device based on its proprietary “staple-on-a-strip” technology, and other products in a planned microcutter product line.  The Company has received Conformité Européenne (“CE Mark”), certification for an initial microcutter surgical cutting and stapling device that it has developed.  Subject to successful completion of the current design verification process for the Microcutter XPRESS 30, the Company continues to expect first-in-man use of the Microcutter XPRESS 30, with the CE Mark, in Europe in the current quarter ending June 30, 2011.  The Company has been advised by the U.S. Food & Drug Administration (“FDA”) that FDA would require clinical data with respect to the staple design used in the planned microcutter product line as part of a 510(k) submission to FDA with respect to potential clearance of the Microcutter XPRESS 30 and other products in the planned microcutter product line for marketing and sale in the United States.  The Company plans to conduct a single-arm trial in Europe to obtain the clinical data that it expects to be required and believes that it can complete the clinical trial, including the patient follow-up that is anticipated to be required, by the end of calendar 2011.

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended.  All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions.  There can be no assurance that any of the forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in the forward-looking statements. The Company’s forward-looking statements are subject to inherent risks and uncertainties, including that the Company may not be successful in its efforts to complete the development and initiate first-in-man use of the Microcutter XPRESS 30 on the Company’s anticipated timeframe, if at all, or develop any other microcutter products; that the Company may not be successful in its efforts to complete the clinical trial contemplated by this report on the Company’s anticipated timeframe, if at all; and that any future Company products face development, regulatory (including with respect to the scope of the clinical trial and 510(k) submission contemplated by this report), reimbursement and manufacturing risks, as well as other risks detailed the Risk Factors section of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011.  All forward-looking statements and reasons why results may differ included in this report are made as of the date hereof, and the Company assumes no obligation to update these forward-looking statements or reasons why actual results might differ.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)

Date: May 26, 2011	By:	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer